Amendment No. 2

to

Contract for Launch Services between ILS International Launch Services, Inc.

and SkyTerra LP, Effective May 11, 2007

This Amendment No. 2 to the Contract for Launch Services (“Amendment”) is made and effective as of May 19, 2009, by and between ILS International Launch Services, Inc., a Delaware corporation, with a place of business at 1875 Explorer Street, Suite 700, Reston, Virginia 20190 USA (“Contractor”) and SkyTerra LP, having its principal place of business at 10802 Parkridge Boulevard, Reston, VA 20191, USA (“SkyTerra”).

WHEREAS, Contractor and SkyTerra entered into that certain Contract for Launch Services dated May 11, 2007 for Launch Service Number 1 with an Option for a Second Launch Service (the “Contract”);

WHEREAS, SkyTerra desires to exercise its option to purchase Launch Service Number 2 under the terms of this amendment and accelerate its payments for Launch ServiceNumber 1 and Launch Service Number 2 and in consideration of such payment acceleration Contractor agrees to reduce the price of Launch Service Number 1 and to accommodate these changes Customer and Contractor and SkyTerra hereby agree to amend the Contract as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and SkyTerra do hereby amend the Contract, effective as of the date hereof, as follows:

1.	This Amendment No. 2 supersedes and replaces Amendment No. 1 to this Contract.

2.

All mention of “Mobile Satellite Ventures LP” within the Contract shall be deleted and replaced with “SkyTerra LP,” and all mention of “MSV” within the Contract shall be replaced with “SkyTerra,” except within the definition of Satellite, where MSV-1 shall remain named MSV-1 and MSV-2 shall be named SKYT-2 in the definition of Satellite.

3.	Paragraph 2.2 of the Contract (Option for Second Launch Service) is hereby deleted in its entirety and replaced with Paragraph 2.2 (Reserved) attached to this Amendment as Attachment No. 1.

4.

Paragraph 4.1 of the Contract (Launch Service Price) is hereby deleted in its entirety and replaced with Paragraph 4.1 (Launch Service Price) attached to this Amendment as Attachment No. 2 and Paragraph 4.2 of the Contract (Replacement Launch Service Price) is hereby deleted in its entirety and replaced with Paragraph 4.2 (Replacement Launch Service Price) attached to this Amendment as Attachment No. 2.

SkyTerra and ILS Proprietary Information

5.

Paragraph 5.1.1 of the Contract (Launch Service Payment) specifically Table 5.1 (Launch Service Payment Schedule) is hereby deleted in its entirety and replaced with Table 5.1 (Launch Service Number 1 Payment Schedule) and Table 5.2 of the Contract (Option for Second Launch Service Payment Schedule) is hereby deleted in its entirety and replaced with Table 5.2 (Launch Service Number 2 Payment Schedule) and Table 5.3 of the Contract (Replacement Launch Service Payment Schedule for a Launch Period in Calendar Year 2011 that Ends no later than 31 December 2011) and Table 5.4 of the Contract (Replacement Launch Service Payment Schedule for a Launch Period in Calendar Year 2012 that Ends no later than 31 December 2012) are hereby deleted in their entirety and replaced with Table 5.3 (Replacement Launch Service Payment Schedule) attached to this Amendment as Attachment No. 3.

6.	Paragraph 5.6.2 of the Contract (Postponements by MSV) is hereby deleted in its entirety and replaced with Paragraph 5.6.2 (Postponements by SkyTerra) attached to this amendment as Attachment No. 4.

7.

Paragraph 6.1 of the Contract (Launch Period), specifically Table 6.1 (Launch Periods) is hereby deleted in its entirety and replaced with Table 6.1 (Launch Periods) attached to this Amendment as Attachment No. 5.

8.

Article 17 of the Contract (Replacement Launch Service(s)) is hereby deleted in its entirety and replaced with Article 17 (Replacement Launch Service(s)) attached to this amendment as Attachment No. 6.

9.

Paragraph 21.6 of the Contract (Termination Charge), specifically Table 21.6.1 (Launch Service Termination Charge Schedule) is hereby deleted in its entirety and replaced with Table 21.6.1 (Launch Service Termination Charge Schedule) attached to this Amendment as Attachment No. 7.

10.

In accordance with Paragraph 7.1 of the Contract (SkyTerra Launch Schedule Adjustments), specifically Paragraph 7.1.2, the Contractor and SkyTerra hereby agree that SkyTerra has delayed the Launch Period for Launch Service No. 1 a cumulative total of [***REDACTED***] to the current Launch Period of [***REDACTED***].

11.	Except as expressly modified by this Amendment, the Contract shall remain in full force and effect in accordance with its terms and conditions.

12.	Capitalized terms not otherwise defined in this Amendment shall have the meanings given to such terms in the Contract.

SkyTerra and ILS Proprietary Information

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date and year first above written:

For Contractor:		For SkyTerra:
ILS International Launch Services, Inc.		SkyTerra LP
By its General Partner SkyTerra GP Inc.
Signature:	/s/ Carl J. Holub	Signature:	/s/ Alexander H. Good
Name: Carl J. Holub		Name: Alexander H. Good
Title: Director of Contracts Date: May 19, 2009		Title: Chairman, President and CEO Date: May 19, 2009

SkyTerra and ILS Proprietary Information

Effective May 19, 2009

Attachment No. 1

2.2	Reserved

SkyTerra and ILS Proprietary Information

Effective May 19, 2009

Attachment No. 2

4.1	Launch Service Price

Launch Service Price

Launch Service Number 1	[***REDACTED***]

Launch Service Number 2	[***REDACTED***]

Total Price	$175,477,514

4.2	Replacement Launch Service Price

	Launch Service Price for Launch Period Scheduled within Calendar Year 2011	Launch Service Price for Launch Period Scheduled within Calendar Year 2012	Launch Service Price for Launch Period Scheduled within Calendar Year 2013	Launch Service Price for Launch Period Scheduled within Calendar Year 2014

Replacement Launch*	[***REDACTED***]	[***REDACTED***]	[***REDACTED***]	[***REDACTED***]

*If a Replacement Launch is elected in accordance with Article 17.

** The price is valid for a Replacement Launch scheduled within the respective calendar year with a Launch Period scheduled to end no later than 31 December of the calendar year.

SkyTerra and ILS Proprietary Information

Effective May 19, 2009

Attachment No. 3

5.1.1	Launch Service Payment SkyTerra shall make payments summing to the Total Price for each Launch Service in accordance with the following schedule(s):

                Table 5.1 Launch Service Number 1 Payment Schedule

Payment Number	Payment Due Date	Amount Due in US $
Initial Payment	[***REDACTED***]	[***REDACTED***]
2	[***REDACTED***]	[***REDACTED***]
3	[***REDACTED***]	[***REDACTED***]
4	[***REDACTED***]	[***REDACTED***]
5	[***REDACTED***]	[***REDACTED***]
6	[***REDACTED***]	[***REDACTED***]
7	[***REDACTED***]	[***REDACTED***]
8	[***REDACTED***]	[***REDACTED***]
9	[***REDACTED***]	[***REDACTED***]
	Total Price:	[***REDACTED***]

SkyTerra and ILS Proprietary Information

Effective May 19, 2009

               Table 5.2 Launch Service Number 2 Payment Schedule

Payment Number	Payment Due Date	Amount Due in US $
Initial Payment	[***REDACTED***]	[***REDACTED***]
2	[***REDACTED***]	[***REDACTED***]
3	[***REDACTED***]	[***REDACTED***]
4	[***REDACTED***]	[***REDACTED***]
5	[***REDACTED***]	[***REDACTED***]
	Total Price:	[***REDACTED***]
*Where “L” is defined as the first day of the scheduled Launch Period, Launch Slot or Launch Date as applicable, subject to the terms of Paragraph 5.6 below.

SkyTerra and ILS Proprietary Information

Effective May 19, 2009

                      Table 5.3 Replacement Launch Service Payment Schedule

Payment Number	Payment Due Date	Amount Due as a Percentage of the Replacement Launch Service Price
Initial Payment	[***REDACTED***]	[***REDACTED***]
2	[***REDACTED***]	[***REDACTED***]
3	[***REDACTED***]	[***REDACTED***]
4	[***REDACTED***]	[***REDACTED***]
5	[***REDACTED***]	[***REDACTED***]
6	[***REDACTED***]	[***REDACTED***]
7	[***REDACTED***]	[***REDACTED***]
8	[***REDACTED***]	[***REDACTED***]
	Total	[***REDACTED***]
*Where “L” is defined as the first day of the scheduled Launch Period, Launch Slot or Launch Date as applicable, subject to the terms of Paragraph 5.6 below.

SkyTerra and ILS Proprietary Information

Effective May 19, 2009

Attachment No. 4

5.6.2     Postponements by SkyTerra  In the event of postponement of the Launch Period, Launch Slot or Launch Date, as applicable, for the affected Launch Service is declared by SkyTerra for any reason including those in Article 7 entitled “Launch Schedule Adjustments,” the Contract payments shall remain due as if the Launch Period, Launch Slot or Launch Date, as applicable, had not been postponed, [***REDACTED***].

SkyTerra and ILS Proprietary Information

Effective May 19, 2009

Attachment No. 5

6.1	Launch Period The Launch Period(s) Shall be as follows:

Table 6.1 Launch Period(s)

Launch Number	Launch Period
Launch Service Number 1	[***REDACTED***]
Launch Service Number 2	[***REDACTED***]

SkyTerra and ILS Proprietary Information

Effective May 19, 2009

Attachment No. 6

ARTICLE 17

  REPLACEMENT LAUNCH SERVICE(S)

17.1	Replacement Launch Service SkyTerra may request a replacement launch in the event of a Total Loss, Constructive Total Loss or Partial Loss.

17.2

Notice of Request The request for a Replacement Launch must be in writing and received by Contractor no later than ninety (90) days after the determination of a Total Loss, Constructive Total Loss or Partial Loss. The request shall indicate the Launch Period designated for the Replacement Launch, provided however in no event will the requested Launch Period end later than 31 December 2014 and begin no sooner than [***REDACTED***] after request for Replacement Launch is received by Contractor.

17.3

Existence of Launch Opportunity Contractor shall inform SkyTerra, after receipt of the request, if a Launch Period exists as requested. If a Launch Period does not exist as requested, the Parties will negotiate in good faith a mutually acceptable Launch Period.

17.4

Agreement on Replacement Launch Any agreement reached by the Parties on a Replacement Launch shall be in writing. The Replacement Launch shall be provided in accordance with the terms and conditions of this Contract. A Replacement Launch is not available for the Replacement Launch provided in this Article 17.

17.5

Similar Configuration and Mission Requirements of Satellite The configuration and mission requirements of the Satellite selected by SkyTerra for the Replacement Launch shall be sufficiently similar to avoid any need for mission analysis or for Launch Vehicle or interface changes.

17.6

Price of Replacement Launch SkyTerra shall pay Contractor the Price as determined in Paragraph 4.2 for a Replacement Launch that is scheduled to occur in calendar year 2011, 2012, 2013 or 2014 where the Launch Vehicle was declared a Total Loss, Constructive Total Loss or Partial Loss.

17.7

Payment Plan of Replacement Launch SkyTerra shall make payment for the Replacement Launch in accordance with the payment schedule set forth in Article 5, Table 5.3, as applicable. The initial payment shall include all past due sums.

17.8

Remedies The remedies set forth in this Article 17 shall constitute the sole and exclusive remedies of a Party for Total Failure, Constructive Total Failure, or Partial Failure except in the event of acts by the other Party of fraud, willful misrepresentations, or willful misconduct on the part of Contractor.

SkyTerra and ILS Proprietary Information

Effective May 19, 2009

Attachment No. 7

21.6     Termination Charge If a Launch Service is terminated in accordance with the provisions of Paragraphs 21.1 or 21.3 or 21.4, Contractor may retain as a Termination Charge the following amount(s):

                     Table 21.6.1 - Launch Service Termination Charge Schedule

Termination Date	Amount as a Percentage of the Applicable Total Price
[***REDACTED***]	[***REDACTED***]
[***REDACTED***]	[***REDACTED***]
[***REDACTED***]	[***REDACTED***]
[***REDACTED***]	[***REDACTED***]
[***REDACTED***]	[***REDACTED***]
[***REDACTED***]	[***REDACTED***]
[***REDACTED***]	[***REDACTED***]
[***REDACTED***]	[***REDACTED***]

Note: a) Where “L” is defined as the first day of the originally scheduled Launch Period. The originally scheduled Launch Period for Launch Service Number 1 is [***REDACTED***] and the originally scheduled Launch Period for Launch Service Number 2 is [***REDACTED***], therefore “L” is [***REDACTED***]

b) The Total Price reflects the Total Price as amended in Amendment No 2.

If the effective termination date falls between the Termination Dates, the Termination Charge attributable to such partial period shall be prorated through the effective termination date. SkyTerra will pay to Contractor any unpaid portion of the Termination Charge within thirty (30) days of receiving Contractor’s invoice. Contractor shall refund to SkyTerra any amount paid, without interest, under this Contract for the terminated Launch Service(s) in excess of the Termination Charge within thirty (30) days of the effective termination date for such Launch Service(s).

SkyTerra and ILS Proprietary Information